UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 30, 2021

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

333-173665	LG&E and KU Energy LLC			20-0523163
(Exact name of Registrant as specified in its charter)
Kentucky
220 West Main Street
	Louisville,	KY	40202-1377
	(502)	627-2000

1-2893	Louisville Gas and Electric Company			61-0264150
(Exact name of Registrant as specified in its charter)
Kentucky
220 West Main Street
	Louisville,	KY	40202-1377
	(502)	627-2000

1-3464	Kentucky Utilities Company			61-0247570
(Exact name of Registrant as specified in its charter)
Kentucky and Virginia
One Quality Street
	Lexington,	KY	40507-1462
	(502)	627-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	LG&E and KU Energy LLC
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	LG&E and KU Energy LLC
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

Section 8 - Other Events

Item 8.01 Other Events

On June 30, 2021, the Kentucky Public Service Commission ("KPSC") issued orders approving, with certain modifications, the settlement agreement among Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU", and collectively with LG&E, the "Companies") and other parties in the Companies' base rate increase proceedings which commenced in November 2020. The settlement agreement was previously announced on April 19, 2021.

The KPSC orders provide for increases in annual electricity revenues of $73 million and $106 million at LG&E and KU, respectively, and an increase in annual gas revenues of $20 million at LG&E. The orders include an authorized 9.425% return on equity in such base rate calculations and an authorized 9.35% return on equity for environmental compliance recovery and gas line tracker mechanisms. The orders approved annual revenue amounts that represent increases of approximately 6.4%, 6.5% and 5.7%, respectively, from LG&E and KU annual electricity revenues and LG&E annual gas revenues.

The rate changes became effective July 1, 2021.

Consistent with the settlement, the KPSC orders also:
•retain a proposed one-year billing adjustment which will credit customers approximately $53 million, representing approximately $39 million and $12 million for LG&E and KU electricity customers and $2 million for LG&E gas customers, which amounts are currently accrued as regulatory liabilities at the Companies;
•approve the Companies’ requests for certificates of public convenience and necessity related to deployment of an Advanced Metering Infrastructure ("AMI") project, including the proposed deferral of accounting and ratemaking treatment until full implementation of the AMI project, subject to Federal Energy Regulatory Commission approval of such accounting treatments, if relevant;
•approve the establishment of a Retired Asset Recovery Rider (“RAR”) to provide recovery of and return on the remaining investment in certain electric generating units upon their retirement over a ten-year period, subject to KPSC review;
•provide that the Companies, in connection with the RAR, will continue to use the currently approved depreciation rates for Mill Creek units 1 and 2 and Brown unit 3;
•approve the other proposed depreciation rates as filed by the Companies; and
•accept the Companies' four-year "stay out" commitment to refrain from effective base rate increases before July 1, 2025, including certain exceptions subject to KPSC review.

Also consistent with the settlement and subsequent orders, the KPSC orders defer rulings on matters relating to proposed changes in solar net metering or customer cogeneration-related rates and tariffs, for which orders are expected to occur by the end of September 2021.

The KPSC orders' modifications to the settlement represent reductions of approximately $5 million, $10 million and $4 million from the LG&E and KU annual electricity revenues and LG&E annual gas revenues increases proposed in the settlement. The KPSC orders include other modifications to the settlement or to the Companies' applications, including certain record-keeping, reporting, study or planning requirements relating to the AMI project and other matters.

The KPSC orders are subject to standard rehearing or appeal rights, if exercised, of the Companies or other parties. The Companies are currently reviewing the KPSC orders.

The proceedings are designated as KPSC Case No. 2020-0350 for LG&E and Case No. 2020-00349 for KU.

Statements in this report regarding future events and their timing, including the Companies’ proposed rate changes, future rates, rate mechanisms or returns on equity, as well as statements as to future costs or expenses, regulation, corporate strategy and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although the Companies believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: subsequent phases of rate proceedings and regulatory cost recovery; market demand and prices for electricity and natural gas; political, regulatory or economic conditions in states and regions where the Companies conduct business; and the progress of actual construction, purchase or installation of assets or operations subject to tracker mechanisms. All forward-looking statements should be considered in light of these important factors and in conjunction with PPL Corporation’s, LG&E and KU Energy LLC’s and the Companies’ Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ John R. Crockett III
John R. Crockett III General Counsel, Chief Compliance Officer and Corporate Secretary

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ John R. Crockett III
John R. Crockett III General Counsel, Chief Compliance Officer and Corporate Secretary

KENTUCKY UTILITIES COMPANY

By:	/s/ John R. Crockett III
John R. Crockett III General Counsel, Chief Compliance Officer and Corporate Secretary

Dated:  July 2, 2021